                                                                   EXHIBIT 10.14

                                     DRAFT

         Agreement of Lease, made as of this 28th day of October 1996, between MAN YUN REAL ESTATE CORPORATION with a principal office at 87 Bowery, N.Y.C., NY 10002, party of the first part, hereinafter referred to as OWNER, and RAZORFISH, INC., with a principal office at 580 Broadway, Suite 210, N.Y.C., NY. ________ party of the second part, hereinafter referred to as TENANT.

         Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire 3rd floor in the building known as 107 Grand Street, in the Borough of Manhattan, City of New York, for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the lst day of January nineteen hundred and ninety seven, and to end on the 31st day of December Two Thousand and two both dates inclusive, at an annual rental rate as set forth on the annexed rider, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installments(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

         Rent:
         ----
         1.    Tenant shall pay the rent as above and as hereinafter provided.

         Occupancy:
         ----------

         2. Tenant shall use and occupy demised premises for offices and for no other purpose.

         Tenant Alterations:
         ------------------

         3. Except as otherwise provided herein Tenant shall make no structural changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's Contractors and Sub-Contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ___ days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment , but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

     Maintenance and Repairs:
     -----------------------

     4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances herein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowances to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

     Window Cleaning:
     ---------------

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in, violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

     Requirements of Law, Fire Insurance, Floor Loads:
     ------------------------------------------------

     6. Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operations therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's reasonable satisfaction against all damages, interest, penalties and expenses including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company reasonably satisfactory to

Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York First Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the first insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable business judgement, to absorb and prevent vibration, noise and annoyance.

     Subordination:
     -------------

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by and ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

     Property - Loss, Damage, Reimbursement, Indemnity:
     -------------------------------------------------

     8. Owner or its agents shall not be liable for any damage to property of tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its contractor's agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel reasonably approved by Owner in writing such approval not to be unreasonably withheld or delayed.

     Destruction, Fire and Other Casualty:
     ------------------------------------

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is useable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damages in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of

Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume ten (10) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

          Eminent Domain:
          --------------

          10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

          Assignment, Mortgage, Etc.:
          --------------------------

          11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise by construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

          Electric Current:
          ----------------

          12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installation or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

          Access to Premises:
          ------------------

          13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or other wise. Throughout the term hereof Owner shall have the right on notice to tenant to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six month's of the term for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last 6 months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

          Vault, Vault Space, Area:
          ------------------------

          14. No Vault, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, free or charge of municipal authorities for such vault or area shall be paid by Tenant.

          Occupancy:
          ---------

          15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

          Bankruptcy:
          ----------

          16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtors, or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender, the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

              (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

          Default:
          -------

          17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under (S)235 of Title 11 of the U.S. Code (bankruptcy code); or then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

          Remedies of Owner and Waiver of Redemption:
          ------------------------------------------

          18. In the case of any such default, re-entry expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part of parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option to less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a high rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as reasonable legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

          Fees and Expenses:
          -----------------

          19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

          Building Alterations and Management:
          -----------------------------------

          20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

          No Representations by Owner:
          ---------------------------

          21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is ________ or the demised premises, the rents, leases, expenses of operation or any other _____ or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

          End of Term:
          -----------

          22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

          Quiet Enjoyment:
          ---------------

          23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

          Failure to Give Possession:
          --------------------------

          24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

          No Waiver:
          ---------

          25. The failure of Owner or Tenant to seeks redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulation, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

          Waiver of Trial by Jury:
          -----------------------

          26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

          Inability to Perform:
          --------------------

          27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from to so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

          Bills and Notices:
          -----------------

          28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

          Services Provided by Owners:
          ---------------------------

          29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturday from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenants refuse and rubbish from the building; (e) if the demised premises is serviced by Owner" air conditioning/cooling and ventilating system, air-conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturday, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvement necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

          Captions:
          --------

          30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

          Definitions:
          -----------

          31. The term "office", or "offices", whenever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, thereafter arising, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted in their technical legal meaning. The term "business days" as used in this lease shall exclude Saturday (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

          Adjacent Excavation Sharing:
          ---------------------------

          32. If an excavation shall be made upon land adjacent to the demised premises, as shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

          Rules and Regulations:
          ---------------------

          33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the questions of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

          Security:
          --------

          34. Tenant has deposited with Owner the sum of $29,146.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend as may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

          Estoppel Certificate:
          --------------------

          35. Either Party, at any time, and from time to time, upon at least 10 days' prior notice by the other shall execute , acknowledge and deliver to the other, and/or to any other person, firm or corporation specified by the other, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default under this Lease, and, if so, specifying each such default.

          Successors and Assigns:
          ----------------------

          36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

          IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                             MAN YUN REAL ESTATE CORPORATION

/s/ Michael L. Carlin                          By: /s/ Tom Yuan
----------------------------------                -----------------------------
                                                       Tom Yuan
                                                       President
Witness for Tenant:                               -----------------------------
                                               RAZORFISH, INC.
/s/ Michael Steven Simon
----------------------------------
                                               By: /s/ Craig M. Kanarick
                                                  -----------------------------
                                                       Craig M. Kanarick


                                ACKNOWLEDGMENTS

Corporate Owner
State of New York, ss.:

County of New York

         On this 30th day of October 1996, before me personally came Tom Yuan to me known, who being by me duly sworn, did depose and say that he resides in New York City, N.Y. that he is the President of Man Yua Real Estate Corporation, the corporation described in and which executed the foregoing instrument, as
OWNER: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                               /s/ Michael L. Carlin
                                               ______________________________
                                               Michael L. Carlin
                                               Notary Public, State of New York
                                               No. 0566995
                                               Qualified in Westchester County
                                               Commission Expires 7/31/97

         On this day of _____________ 19___, personally came ___________ to me known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that _______ he execute the same.

Individual Owner
State of New York, ss.:
County of

Corporate Tenant
State of New York, ss.:
County of New York

         On this 28th day of October 1996, before me personally came Craig Kanarick to me known, who being by me duly sworn, did depose and say the he resides in 580 Broadway, New York, N.Y. 10012 in Manhattan, that he is the Executive Vice President of Razorfish, Inc., the corporation described in and which executed the foregoing instrument, as TENANT that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of directors of said corporation, and that he signed his name thereto by like order.

                                        /s/ Michael Steven Simon
                                        -------------------------------
                                        Notary Public, State of New York
                                        No. 4884510
                                        Qualified in New York County
                                        Commission Expires February 2, 1997

Individual Owner
State of New York, ss.:
County of

         On this day of _____________ 19___, personally came ___________ to me known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that _______ he execute the same.

                     RIDER WITH ADDITIONS TO PRINTED LEASE

                                    BETWEEN

                   MAN YUN REAL ESTATE CORPORATION, AS OWNER

                                      AND

                          RAZORFISH, INC., AS TENANT


     1. As a condition to Tenant's subordination of this Lease, Landlord shall use its best efforts to obtain non-disturbance agreements from the holders of all present and future ground or underlying leases, and/or mortgages now or hereafter affecting the property, in a form reasonably satisfactory to Tenant.

     2. Unless the remainder of the demised premises which is not damaged cannot reasonably be operated by Tenant in an economically feasible manner, in which case the fixed rent payable hereunder shall be fully abated until restoration of the demised premises, provided, however, this provision shall not apply if the Tenant, its agents or employees caused the fire.

     3. ; provided, however, Tenant shall have the right to cancel this Lease without cost or penalty, on ten (10) day's notice to Landlord, if the restoration of the demised premises is, for any reason whatsoever, except Tenant's interference of failure to cooperate, not fully completed by Landlord within 180 days of the casualty.

     4. Provided, however, Tenant shall have the right to make its own claim for a lease hold improvements, trade fixtures, and moving expenses from the condemning authority.

     5.   on notice to Tenant and during Tenant's regular business hours.

     6. Provided Landlord shall use best efforts to cause the least practical interference with Tenant's business. Landlord, at its expense, shall repair and restore the demised premises subsequent to conducting any work therein to the condition substantially existing prior thereto.

     7.   after notice, except in emergency.

     8.   which has not been discharged within ninety (90) days.

     9. for monetary default - thirty (30) day's notice for non-monetary defaults.

     10. after notice and the expiration of any applicable grace or cure periods.

     11.  provided Landlord shall prevail therein.

     12. unless same substantially interferes with Tenant's use of or access to the premises.

     13. subject to completion of Landlord's work and to the extent the same affects the demised premises.

     14.  and reasonable matters not ascertainable after due diligence.

     15.  except as herein set forth

     16. upon notice and provided Landlord diligently causes services to be restored. If not restored within a reasonable time, or if Landlord has not commenced restoring services and diligently pursues its efforts to do so within such time, which in no event shall be less than thirty (30) days, Tenant shall receive abatement until the services are restored.

     17. The rules and regulations shall be consistent with the provisions of this Lease, and enforced in a nondiscriminatory manner.

     18.  unless Landlord is given a key.

     19.  which consent shall not be unreasonably withheld or delayed.

                            RIDER TO LEASE BETWEEN

                 MAN YUN REAL ESTATE CORPORATION, AS LANDLORD
                                      AND

                          RAZORFISH, INC., AS TENANT

                  FOR ENTIRE THIRD FLOOR AT 107 GRAND STREET


37.  Conflict Between Lease and Rider - Any conflict between this Rider and the
     --------------------------------
underlying printed Lease shall be determined in favor of the Rider.

38.  Landlord's Work - Landlord's base building work ("Landlord's Work") and
     ---------------
Landlord's build-out of Tenant improvements ("Tenant's Improvements") are described in schedules annexed hereto, and the plans for the floor dated and initialed by each of the parties.

39.  Rent - Rent shall be paid in equal monthly installments on the first day of
     ----
each month. Rent for the first lease year shall be $174,867.00 per annum; rent for the second lease year shall be $183,194.00 per annum; rent for the third lease year shall be $191,521.00 per annum; rent for the fourth lease year shall be $199,848.00 per annum; and, rent for the fifth lease year shall be $208,175.00.

40.  Rent Commencement Date - Tenant shall commence paying rent sixty (60) days
     ----------------------
after the Possession Date or Adjusted Possession Date, (as defined in paragraph
42) provided, however, in no event shall the Possession Date or the Adjusted Possession Date, for the purposes of this paragraph only, be before December 1, 1996.

41.  Tenant's Plans and specifications - Within seven (7) days from the signing
     ---------------------------------
of this Lease, the Tenant shall supply Landlord with rudimentary drawings (sufficient to permit Landlord to prepare the plans) and specifications for the build-out of Tenant improvements.

42.  Tenant's Possession - Provided Tenant has complied with paragraph 41 above,
     -------------------
Landlord shall tender possession of the premises to Tenant no later than January 15, 1997 ("Possession Date"). Provided, however, for each day Tenant is late in providing drawings and specifications, two (2) days shall be added to the Possession Date ("Adjusted Possession Date"). In the event that the Landlord cannot tender the possession by the Possession Date or the Adjusted Possession Date, as the case may be, Landlord will credit Tenant for any hold over penalties thereafter incurred by it at its present location. Tenant shall supply Landlord with a copy of its current lease, or copies of the terms pertaining to hold over penalties, and will make no agreement with its current landlord without Landlord's prior consent. If any proceeding is commenced by Tenant's current landlord, Tenant shall give Landlord prompt notice of same and an opportunity to defend the proceeding at Landlord's cost, by attorneys of Landlord's own choosing.

43.  Right of First-Refusal - For a period of twelve (12) months from the
     ----------------------
Possession Date or the Adjusted Possession Date, whichever is later, the Tenant, shall have the right of first refusal to any contiguous floor that Landlord offers to lease. Tenant's right shall be continuing, so that its failure to exercise the right shall not terminate it, and the right shall continue until the Landlord actually accepts a bona fide rental offer from a third party of which the Tenant has been given notice and the right of first refusal which Tenant has rejected or failed to exercise as hereinafter set forth. The right of first refusal is subject to the following conditions and procedures:

     A.   Landlord's Notice - At such time that a contiguous floor is available
          -----------------
or Landlord learns that it is to be vacated, Landlord shall notify Tenant, in writing, of the vacancy or anticipated vacancy. Further, upon Landlord receiving a bona fide written arms length offer to rent a contiguous floor, from a third party, which Landlord considers accepting, Landlord shall notify Tenant, in writing, that the offer has been made.

     B.   Tenant's Notice - In each case, Tenant shall have ten (10) working
          ---------------
days, after Landlord's Notice, to exercise its right of first refusal, by written notice to Landlord.

     C.   Lease for Continuous Floor - The lease for the contiguous floor shall
          --------------------------
be substantially in form as this Lease, as modified by the following :

          (i)    Term - The new term shall be for the balance of the term
                 ----
remaining on this Lease.

          (ii)   Rent - The annual rents for the contiguous space shall be 115%
                 ----
of the base rent under this Lease.

          (iii)  Security - Tenant shall deposit with Landlord additional
          -----  --------
security equal to two months rent.

          (iv)   Landlord's Work - Landlord shall provide Tenant with a work
                 ---------------
letter for the contiguous space substantially equivalent to Landlord's work under this Lease.

     D.   Tenant's Rights after Twelve (12) Months - After the expiration of
          ----------------------------------------
the twelve month period noted above, the Tenant may nevertheless request the Landlord supply additional space, as the Tenant deems it requires; provided, however, Tenant shall not be required to pay any premium rent for such additional space, but shall pay the prevailing market rate for equivalent space and for an equivalent term.

44.  Permitted Subleases -
     -------------------

     A. Tenant may sublease the premises, in whole or in part, to two subleasees, for use described in Article 2 hereof with the written consent of the Landlord which consent shall not be unreasonably withheld, conditioned or delayed more than thirty (30) days.

     B. In the event that the Landlord shall consent to a subleasing, the subleasee shall be of good financial stability and reputation and provided further that:

          (i) the subleasee shall, in writing, assume and agree to keep, observe and perform all the terms, provisions, covenants and conditions of this Lease.

          (ii) a duplicate original of such sublease and assumption duly executed and acknowledged by the Tenant and its subleasee, shall be delivered to the Landlord within three days after the execution of the same.

          (iii) the Landlord's consent shall not be construed as a waiver on its part releasing the Tenant from any and all the terms, provisions and conditions of this Lease.

          (iv) to the extent tenant receives rent from the subleasee in excess of the rent the Tenant pays for such space, 50% of the excess shall be paid to the Landlord as additional rent.

45.  Security - The security deposited with the Landlord by the Tenant shall
     ---------
bear no interest.

46.  No Residential Use - Neither the premises or any part thereof shall be used
     ------------------
for residential purposes and a violation of this restriction shall be a material breach of the lease.

47.  No Abatement - Except as otherwise provided herein, there shall be no
     ------------
abatement of rent in the event there is a breakdown of the heating, air-conditioning system, elevator services or other services or systems, provided Landlord repairs same within fifteen (15) days, or if repairs cannot be completed within 15 days, Landlord has commenced the repairs within said time and diligently continues the repairs until completed.

48.  Electric Current - Tenant shall be responsible for its own electric
     ----------------
current, by direct meter which Landlord shall install as part of Landlord's work. Any additional electrical demand or HVAC service desired by Tenant must be approved in advance, in writing, by Landlord, and performed or installed by building contractors in accordance to existing maintenance contracts, guarantees and warranties as applicable.

49.  Pornographic Uses Prohibited - Tenant agrees that the value of the demised
     ----------------------------
premises and the reputation of the Owner will be seriously injured if the premises are used for any sort of commercial sex establishment. Tenant agrees that Tenant will not permit or conduct any nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease.

50.  Repairs - Except for the work to be done by the Landlord pursuant to
     -------
paragraph 38, Tenant shall be responsible for and shall make all work and repairs within the demised premises.

51.  Insurance - Tenant shall secure liability insurance from a  carrier
     ---------
authorized to do business in the State of New York, in a sum of no less than one million dollars and shall name Landlord as an additional insured on said policy, which must provide that it cannot be terminated without thirty (30) days prior notice to Landlord. Tenant shall give Landlord a duplicate copy of the policy.

52.  Operation Cost Escalation - In lieu of operation cost  escalations,
     -------------------------
commencing January 1, 1998, and on January 1st of each year thereafter, Tenant shall pay as additional rent, 2% of the prior year's base rent. Such payments shall be cumulative.

53.  Real Estate Tax Escalation Cap - Anything contained in the  standard
     ------------------------------
escalation clause rider pertaining to real estate taxes notwithstanding, tenants annual obligation to pay increases due to real estate tax escalation shall not exceed $2,082 for the 1997/98 tax year, $4,164 for the 1998/99 tax year, $6,245 for the 1999/2000 tax year, $8,327 for the 2001 tax year, or $10,409 for the 01/02 tax year.

54.  Tenant's Telecommunications and Wiring - Landlord shall not be responsible
     --------------------------------------
for Tenant's telecommunications and/or wiring, provided, however, Landlord shall allow Tenant access to the existing conduits and risers in the building without charge to facilitate its installation of fiber optic cabling, and the Landlord will cooperate with Tenant in bringing such optic lines into the building and the Tenant's premises.

55.  Daily Garbage - Anything contained in paragraph 29 notwithstanding, on a
     -------------
daily basis, (except Saturdays, Sundays and holidays) Tenant shall securely bag its own garbage leaving it in such location as Landlord designates in an area near the freight elevator, and Landlord shall remove said garbage from the premises.

56.  Sole Broker - Each party represents to the other that it has dealt with no
     -----------
real estate broker, except Goldsmith Murphy Inc. of 425 Madison Avenue, New York City, NY 10017, in entering this lease, and each party shall hold the other harmless from any claim made by any other broker based on that brokers alleged dealings with that party.

57. In clarification of paragraph 29, Tenant shall keep the premises clean, including the inside and outside of the windows, at its own cost and expense.

58. Landlord shall provide Tenant, without charge, listings on its lobby directory as Tenant may reasonably require, but not to exceed one-eighth (1/8 of all available listings).

                                   MAN YUK REAL ESTATE CORPORATION

                                       /s/ Tom Yuan
                                   By: _____________________________________

                                   Tom Yuan
                                   President


                                   RAZORFISH, INC.

                                       /s/ Craig M. Kanarick
                                   BY: _____________________________________

Rider No.     , attached to  and made a part of Lease dated as of         , 1996

between  Man Yun Real Estate Corporation

as Landlord and   Razorfish, Inc.

as Tenant.

TAXES

     Tenant agrees to pay as additional rent 12.5% of any and all increases in Real Estate Taxes above the Real Estate Taxes for the 1996 - 1997 New York City fiscal year (hereinafter referred to as the "Base Tax Year") imposed on the Property with respect to every Tax Year or part thereof during the term of this lease, whether any such increase results from a higher tax rate or an increase in the assessed valuation of the property, or both. "Property" shall mean the land and building, including any "air rights", of which the demised premises are a part. "Real Estate Taxes" shall mean taxes and assessments imposed upon the Property including any special assessment imposed thereon for any purpose whatsoever and also including taxes payable by Landlord to a ground lessor with respect thereto. If due to a change in the method of taxation any franchise, income, profit, or other tax, however designated, shall be levied against Landlord's interest in the property in whole or in part for or in lieu of any tax which would otherwise constitute Real Estate Taxes, such change in method of taxation shall be included in the term "Real Estate Taxes" for purposes hereof. "Tax Year" shall mean each period of twelve months commencing on the first day of July subsequent to the Base Tax Year, in which occurs any part of the term of this lease or such other period of twelve months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York. All such payments shall be appropriately pro-rated for any partial Tax Years occurring during the first and last years of the term of this lease. A copy of the Tax Bill of the

City of New York shall be sufficient evidence of the amount of Real Estate Taxes and for calculation of the amount to be paid by Tenant.

          Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid Tenant's share of increases, Landlord shall, after deducting Landlord's expenses in connection therewith including without limitation attorney's fees and disbursements, return to Tenant, Tenant's pro-rata share of such rebate except that Tenant may not obtain any portion of the benefits which may accrue to Landlord from any reduction in Real Estate Taxes for any Tax Year below those imposed in the Base Tax Year.

          If any such Tax or Wage Rate statement is furnished to Tenant after the commencement of the effective date of any such adjustment, there shall be promptly paid by Tenant to Landlord an amount equal to the portion of such adjustment allocable to that part of the Operation or Tax Year, as the case may be, which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said statement was furnished to tenant.

          Landlord's failure during the lease term to prepare and deliver any of the foregoing tax bills, statements or bills, or Landlord's failure to make a demand, shall not in any way waive or cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this lease. Tenant's liability for the amounts due under this article shall survive the expiration of the term.

          In no event shall any rent adjustment hereunder result in a decrease in the fixed annual rent.

                                   GUARANTY

     FOR VALUE RECEIVED and in consideration that, and as are investment on Owner, making the written lease with Tenants, the undersigned guarantees the Owner, Owner's successors and assigns, the full performance and observance of all covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned thereof, all of which the undersigned hereby expressly waives and expressly agrees that the validity of his agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant". As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

Dated New York City _________ 19____


WITNESS:

------------------------------------

STATE OF NEW YORK,)
 County of        )

     On this    day of    ,19  , before me personally came to me known and known
to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that the executed the same.


               ----------------------
                       Notary
--------------------------------(L.S)

Residence.........................

Business Address..................

Firm Name


                            IMPORTANT - PLEASE READ

                 RULES AND REGULATIONS ATTACHED TO AND MADE A
               PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33

     1. The sidewalks, entrances, driveways, passages courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purposes other than for ingress or egress form the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of this Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited in each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

                        MAN YUN REAL ESTATE CORPORATION
                               87 Bowery Street
                           New York, New York 10002

                               November 20, 1996



Razorfish, Inc
580 Broadway, Ste 210
New York, NY  10012

     Re:  Correction/Clarification of Lease Term.

Ladies and Gentlemen:

     As previously discussed, our lease agreement dated October 28, 1996, for the third floor of 107 Grand Street, New York City, was intended to be a five
(5) year lease. Through error, the opening paragraph of the lease indicates it ends December 31, 2002, when it should have terminated December 31, 2001. This letter is to set forth our agreement that the lease is amended or clarified so that it will be for a term of five (5) years, ending on the 31st day of December, Two Thousand and one.

     If I have correctly set forth the understanding, please sign the lower left hand corner of two copies of this letter and return them to our attorney, Michael L. Carlin. The two signed copies are for your records.

                                   Sincerely,


                                   MAN YUN REAL ESTATE CORPORATION

                                      /s/ Tom Yuan
                                   By:____________________________________
                                      Tom Yuan, President

AGREED:

RAZORFISH, INC.

   /s/ Jeffrey A. Dachis
By:_______________________

Sept. 11, 1996

Mr. Tom Yuan
President
Man Yun Realty
87 Bowery
New York, NY 10002

Sub: Construction cost Estimate No. 96086.01

Re: Razorfish - Plans submitted

Dear Mr. Yuan:

We are pleased to submit our proposal for work on the above referenced location. Listed below is an itemized scope of work with the final costs for your review and approval.

Scope of Work:

--        partition work...............................     $ 16,350.00
--        ceiling work.................................     $  5,400.00
--        finish carpentry and millwork................     $  4,000.00
--        doors, frames & hardware.....................     $  2,700.00
--        finish wood base work........................     $  1,800.00
--        glass work...................................     $  2,500.00
--        painting.....................................     $  2,700.00
--        sprinkler work...............................     $  4,000.00
--        fire protection work.........................     $    500.00
--        mechanical work..............................     $ 14,000.00
--        electrical work..............................     $ 18,500.00
                                                            ___________
--        Subtotal.....................................     $ 72,450.00

--        General conditions...........................     $  3,622.50

--        Overhead / Profit............................     $ 11,410.88
                                                            ___________
--        Total estimated costs for above..............     $ 87,483.38


Page 2
T. Yuan


Exclusions and Clarifications:

-   light fixtures to be supplied by tenant

-   telephone and computer wiring work not in contract

-   cable tray system not in contract

-   sales tax not included

Please contact us, if there are clarifications or questions needed on this proposal.

Respectfully submitted

Lop K. Moy

cc:   L. Lee
      M. Salpepi
      K. Wong

LANDLORD'S WORK:

 .    Provide base building specifications.

 .    Install HVAC system, cooling towers, main truck and distribution lines.

 .    Landlord to install lighting fixtures to be purchased by tenant.

 .    Install pantry as per plans to be submitted

 .    Landlord to provide, install and distribute Class E system(s) as required by law.

 .    Landlord to acquire ACP5 form prior to tenants possession.

 .    Landlord to build and fully fixture bathrooms as required by code.

 .    Landlord to scrape, paint, reglaze and replace window panes as necessary and to assure all windows are fully operational.

 .    Paint perimeter walls with at least two coats to adequately cover.

 .    Sand and adequately varnish/polyurethane floors. Distribute electricity as per plans to be submitted.

OTHER:

 .    Landlord to clean building exterior as indicated. (Completed)

 .    Landlord to install main lobby and elevator prior to tenants possession.

 .    Landlord to provide freight/delivery elevator as indicated.

 .    Landlord to provide adequate signage in main lobby

 .    Landlord to install keyless entry system in main lobby and elevator cabs.

 .    Landlord to provide a minimum of 400 amps per floor as discussed.

                    107 - 113 GRAND STREET/32 MERCER STREET
                   -----------------------------------------
                   BUILDING SERVICES- TENANT FLOOR (TYPICAL)
                   -----------------------------------------

--  ELECTRICAL       -   (2) panels @ 200 amps per, total of 400 amps.
    SERVICE          -   individual meter per floor.
                     -   meters all electrical consumption.
                     -   billed directly from Con Edison.
                     -   applications for services to be direct with Con Edison.

--  HVAC             -   (2) ten ton heat pump units.
    SERVICE          -   units are ceiling mounted in storage room.
                     -   system uses building cooling/heating lines from
                         building cooling/heating tower.
                     -   building system is on from 8:00 AM to 6:00 PM.
                     -   tenant units are independently operated with it's own
                         thermostat controls.
                     -   all units are tied into tenant's electric meter.

--  BATHROOM         -   tenant's have (2) restrooms.
                     -   men's room with (1) urinal, (2) stalls and (2) sinks.
                     -   women's room with (2) stalls and (2) sinks.
                     -   exhaust fan, electric hand dryer and lights.
                     -   all the above electrical units is on tenant's electric
                         meter.

--  UTILITY RM       -   slop sink.
                     -   electrical hot water heater unit.
                     -   unit is on tenant's electric meter.